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                                                                    EXHIBIT 10.4


                                                                       EXECUTION


                               WORLD COLOR PRESS, INC.

                     LIMITED WAIVER, CONSENT AND FOURTH AMENDMENT
                            TO SECOND AMENDED AND RESTATED
                                   CREDIT AGREEMENT


         This LIMITED WAIVER, CONSENT AND FOURTH AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT (this ``AMENDMENT'') is dated as of September 29, 1997 and entered into by and among WORLD COLOR PRESS, INC., a Delaware corporation (``COMPANY''), the Lenders party to the Credit Agreement referred to below on the date hereof (the ``LENDERS''), and BANKERS TRUST COMPANY, as Administrative Agent, and, for purposes of Section 8 hereof, THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HERETO (each a ``GUARANTOR'' and collectively, the ``GUARANTORS''). All capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as defined below).


                                       RECITALS

         WHEREAS, Company, the Lenders, BancAmerica Securities, Inc., as Syndication Agent, Citibank, N.A., as Documentation Agent and Bankers Trust Company, as Administrative Agent, are parties to that certain Second Amended and Restated Credit Agreement dated as of June 6, 1996, as amended or modified by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of June 10, 1996, as further amended or modified by that certain Limited Waiver, Consent and Second Amendment to Second Amended and Restated Credit Agreement dated as of June 9, 1997, and as still further amended or modified by that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of June 27, 1997 (as so amended and modified, the ``CREDIT AGREEMENT'').

         WHEREAS, Company has informed Administrative Agent and Lenders that Company plans to issue certain convertible subordinated indebtedness and equity, prepay the Tranche C Acquisition Term Loans and terminate the Tranche C Commitments with the first $200,000,000 of proceeds received from the issuance of such securities and prepay the Revolving Loans with all additional proceeds received from the issuance of such securities. Company has requested that Administrative Agent and Requisite Lenders agree that the Company's obligations in connection with such convertible subordinated indebtedness constitutes Additional Subordinated Indebtedness permitted pursuant to subsection 6.1(x) of the Credit Agreement.

         WHEREAS, Company has requested that Administrative Agent and Lenders approve and consent to the addition of a new tranche D loan facility in the aggregate original principal amount of $200,000,000 under the Credit Agreement to be made available to the Company and the Subsidiary Borrowers as provided herein.

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         WHEREAS, Company has requested that Administrative Agent and Requisite
Lenders consent to (a) the release of World Sales from all of its obligations under the Loan Documents and (b) the release of the stock of World Sales as Pledged Collateral under the Security Agreement, which such stock was previously pledged by Company pursuant to that certain Pledge Amendment dated as of August 19, 1997.

         WHEREAS, the parties hereto wish to (i) amend and modify the Credit Agreement to include the issuance of equity in the definition of ``Additional Subordinated Indebtedness Refinancing'', in the manner and to the limited extent described herein, (ii) amend and modify the Credit Agreement and certain of the other Loan Documents to add Subsidiary Borrowers as co-borrowers under the Credit Agreement for the purpose of making Redemption Acquisitions, in the manner and to the limited extent described herein, (iii) amend and modify the Credit Agreement and certain of the other Loan Documents to add an additional loan facility to be maintained and continued as Tranche D Acquisition Term Loans available to Company and/or one or more Subsidiary Borrowers as provided herein,
(iv) waive and modify compliance with the provisions of subsection 5.8 to the extent such subsection requires that World Sales be a New Subsidiary under the Credit Agreement, in the manner and to the limited extent described herein, (v) release World Sales from its obligations under the Loan Documents, (vi) release the stock of World Sales previously pledged by Company pursuant to the Security Agreement, and (vii) make certain other amendments as set forth below.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                                          1
                                      AMENDMENTS

1.1 AMENDMENTS TO SECTION 1: DEFINITIONS


    A. Subsection 1.1 of the Credit Agreement is hereby amended by adding the following definitions in the proper alphabetical order therein:

    ``   ``BORROWER'' or ``BORROWERS'' means Company and each Subsidiary
    Borrower, it being understood that Subsidiary Borrowers shall only be entitled to borrow Tranche D Acquisition Term Loans hereunder.''

    ``   ``COMPANY GUARANTY'' means the Company Guaranty executed by Company, substantially in the form of EXHIBIT XXVI annexed hereto, as such Company Guaranty may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.''

    ``   ``FOURTH AMENDMENT'' means that certain Limited Waiver, Consent and
    Fourth Amendment to Second Amended and Restated Credit Agreement dated as of September 29, 1997 among Company, Lenders, Administrative


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    Agent and the Subsidiaries of Company listed on the signature pages thereto.''

    ``   ``FOURTH AMENDMENT EFFECTIVE DATE PART 2'' means the date of satisfaction of the conditions referred to in subsection 5.2 of the Fourth Amendment.''

    ``   ``REDEMPTION ACQUISITION'' means, from and after the Fourth Amendment
    Effective Date Part 2, the merger of a Subsidiary Borrower with and into another Person (the ``REDEMPTION TARGET'') and the redemption of the equity interests held by the Persons who held the equity interests in such Redemption Target immediately prior to such merger.''

    ``   ``SCHEDULED TRANCHE D REPAYMENT AMOUNT'' means, with respect to the principal payments on Tranche D Acquisition Term Loans required pursuant to subsection 2.1E(ii), for the last day of each Fiscal Quarter set forth below, an amount equal to the Tranche D Acquisition Term Loan Amount MULTIPLIED BY the correlative percentage set forth opposite such Fiscal Quarter under Percentage Amortization, as adjusted by the operation of the succeeding sentence:

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         FISCAL YEAR                   PERCENTAGE
                                       AMORTIZATION

    Second Fiscal Quarter, 1999             12.50%
    Fourth Fiscal Quarter, 1999             12.50%
    Second Fiscal Quarter, 2000             12.50%
    Fourth Fiscal Quarter, 2000             12.50%
    Second Fiscal Quarter, 2001             12.50%
    Fourth Fiscal Quarter, 2001             12.50%
    Second Fiscal Quarter, 2002             12.50%
    Fourth Fiscal Quarter, 2002             12.50%
              TOTAL                         100.00%

    On any date occurring after the Tranche D Acquisition Commitment
Termination Date that any amounts in respect of Tranche D Acquisition Term Loans are prepaid pursuant to subsections 2.4A(i) or 2.4A(ii), the Scheduled Tranche D Repayment Amount set forth above shall be reduced by the amount of such prepayment, such reduction to be effected by reducing the amounts calculated as set forth above that correspond to scheduled principal installment or installments of the Scheduled Tranche D Repayment Amount required to be reduced as provided in subsection 2.4A(iii). The Scheduled Tranche D Repayment Amount for the last day of the fourth Fiscal Quarter of the 2002 Fiscal Year shall be an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by all Borrowers under the Tranche D Acquisition Term Loans.''

`` ``SUBSIDIARY BORROWER'' means each wholly-owned Subsidiary of Company formed after the Fourth Amendment Effective Date Part 2 and designated by Company to be a Borrower under the Credit Agreement.''

`` ``TRANCHE D ACQUISITION COMMITMENT TERMINATION DATE'' means the Tranche D Acquisition Commitment Termination Date then in effect, which shall be the earliest of (i) June 29, 1999, (ii) the date as of which the Obligations shall have become immediately due and payable pursuant to Section 7, and (iii) the date on which all of the Obligations are paid in full (including, without limitation, the repayment, expiration, termination or cash collateralization of Letters of Credit pursuant to this Agreement) and all Commitments are reduced to zero.''

`` ``TRANCHE D ACQUISITION TERM LOAN'' or ``TRANCHE D ACQUISITION TERM LOANS'' means the Loan or Loans made or maintained by a Lender or Lenders pursuant to subsection 2.1A(ii)(d).''


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``  ``TRANCHE D ACQUISITION TERM LOAN AMOUNT'' means the aggregate principal amount of Tranche D Acquisition Term Loans outstanding on the Tranche D Acquisition Commitment Termination Date. ''

    ``   ``TRANCHE D ACQUISITION TERM NOTE'' means each promissory note issued by Company or a Subsidiary Borrower, as applicable, to a Lender pursuant to subsection 2.1F and substantially in the form of EXHIBIT XXV annexed hereto.''

`` ``TRANCHE D COMMITMENTS'' or ``TRANCHE D COMMITMENTS'' means the commitment or commitments of a Lender or Lenders to make Tranche D Acquisition Term Loans as set forth in subsection 2.1A(ii)(d).''

`` ``TRANCHE D EXPOSURE'' means, with respect to any Lender (i) as of any date of determination prior to the termination of the Tranche D Commitments, that Lender's Tranche D Commitment and (ii) as of any date of determination from and after the termination of the Tranche D Commitments, the aggregate outstanding principal amount of the Tranche D Acquisition Term Loans of that Lender.''

  B. Subsection 1.1 of the Credit Agreement is hereby amended by adding the following parenthetical after the words ``an equity interest in'' in clause (i) of the definition of ``ACQUISITION'' therein:

    ``(whether by purchase of such equity interest or merger, consolidation or other similar transaction)''

  C. Subsection 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of ``ACQUISITION TERM LOAN'' or ``ACQUISITION TERM LOANS'' in its entirety as follows:

         ``ACQUISITION TERM LOAN'' or ``ACQUISITION TERM LOANS'' means one or more of the Tranche A Acquisition Term Loans, Tranche B Acquisition Term Loans, Tranche C Acquisition Term Loans, or Tranche D Acquisition Term Loans or any combination thereof.''

  D. Subsection 1.1 of the Credit Agreement is hereby amended by amending and restating clause (i) in the definition of ``ADDITIONAL SUBORDINATED INDEBTEDNESS REFINANCING''in its entirety as follows:

    ``(i) the issuance by Company of Additional Subordinated Indebtedness before June 30, 1998 pursuant to and in accordance with the provisions of subsection 6.1(x) and/or common equity for which, collectively, the proceeds received by Company are equal to or in excess of $200,000,000.''

  E. Subsection 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of ``COMMITMENT'' or ``COMMITMENTS'' in its entirety as follows:

         ``COMMITMENT'' or ``COMMITMENTS'' means the Tranche A Commitments, Tranche B Commitments, Tranche C Commitments, Tranche D

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    Commitments and the Revolving Loan Commitments of Lenders and the Swing
    Line Loan Commitment of Bankers.''

  F. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the words ``consummated on or prior to the Acquisition Commitment Termination Date'' from the proviso in the definition of ``CONSOLIDATED CAPITAL EXPENDITURES''.

  G. Subsection 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of ``GUARANTY'' in its entirety as follows:

    ``   ``GUARANTY'' means the Second Amended and Restated Guaranty by and among each Loan Party (other than Company) that becomes a party thereto, substantially in the form of Exhibit XII annexed hereto, as such Guaranty may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.''

  H. Subsection 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of ``LOAN DOCUMENTS'' in its entirety as follows:

    ``   ``LOAN DOCUMENTS'' means this Agreement, the Guaranty, the Company
    Guaranty, the Collateral Documents, any applications, reimbursement agreements and other documents or certificates executed in favor of an Issuing Lender relating to the Letters of Credit and any Notes issued by Borrowers.''

  I. Subsection 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of ``NOTES'' in its entirety as follows:

         ``NOTES'' means any Existing Term Notes, Tranche A Acquisition Term Notes, Tranche B Acquisition Term Notes, Tranche C Acquisition Term Notes, Tranche D Acquisition Term Notes, Revolving Notes or Swing Line Note or any combination thereof.''

  J. Subsection 1.1 of the Credit Agreement is hereby amended by (i) amending and restating clause (vi) in its entirety in the definition of ``PRO RATA SHARE'' therein as follows and (ii) adding the following clause (vii) to the definition of ``PRO RATA SHARE'' therein:

    ``        (vi) with respect to all payments, computations and other matters relating to the Tranche D Commitment or the Tranche D Acquisition Term Loan of any Lender, the percentage obtained by DIVIDING (x) the Tranche D Exposure of that Lender BY (y) the aggregate Tranche D Exposure of all Lenders;''

              (vii) for all other purposes with respect to each Lender, the percentage obtained by DIVIDING (x) the sum of the Existing Term Loan Exposure, Tranche A Exposure, Tranche B Exposure, Tranche C Exposure, Tranche D Exposure and Revolving Loan

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


         Exposure of that Lender BY (y) the sum of the aggregate Existing Term Loan Exposure, Tranche A Exposure, Tranche B Exposure, Tranche C Exposure, Tranche D Exposure and Revolving Loan Exposure of all Lenders;''

  K. Subsection 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of ``REQUISITE LENDERS'' in its entirety as follows:

    `` ``REQUISITE LENDERS'' means Lenders having or holding more than 50% of the sum of (i) the aggregate Existing Term Loan Exposure of all Lenders,
    (ii) the aggregate Tranche A Exposure of all Lenders, (iii) the aggregate Tranche B Exposure of all Lenders, (iv) the aggregate Tranche C Exposure of all Lenders, (v) the aggregate Tranche D Exposure of all Lenders, and (vi) the aggregate Revolving Loan Exposure of all Lenders. ''

  L. Subsection 1.1 of the Credit Agreement is hereby amended by adding the following at the end of clause (ii) in the definition of ``SCHEDULED EXISTING TERM LOAN REPAYMENT AMOUNT'' therein:

    ``PROVIDED that it being understood that the payments scheduled for the second Fiscal Quarter, 1999, the fourth Fiscal Quarter, 1999 and the second Fiscal Quarter, 2000 have previously been made by the Company:''

  M. Subsection 1.1 of the Credit Agreement is hereby amended by adding the following at the end of clause (ii) in the definition of ``SCHEDULED TRANCHE A REPAYMENT AMOUNT'' therein:

    ``PROVIDED that it being understood that the payments scheduled for the second Fiscal Quarter, 1999 and $7,500,000 of the $17,500,000 payment due in the fourth Fiscal Quarter, 1999 have previously been made by the Company:''

  N. Subsection 1.1 of the Credit Agreement is hereby amended by adding the following parenthetical after the words ``an equity interest in'' in the definition of ``TARGET'' therein:

    ``(whether by purchase of such equity interest or merger, consolidation or other similar transaction)''

1.2 AMENDMENTS TO SECTION 2: AMOUNTS AND TERMS OF COMMITMENTS AND LOANS; NOTES

  A. TRANCHE D ACQUISITION TERM LOANS. Subsection 2.1A(ii) is hereby amended by adding the following at the end thereof:

    ``   (d)  TRANCHE D ACQUISITION TERM LOANS.  Each Lender severally agrees, subject to the limitations set forth below with respect to the maximum amount of Tranche D Acquisition Term Loans permitted to be outstanding from time to time, to lend to any Borrower from time to time during the period from the Fourth Amendment Effective Date

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


    Part 2 to but excluding the Tranche D Acquisition Commitment Termination Date an aggregate amount not exceeding its Pro Rata Share of the aggregate Tranche D Commitments to be used for the purposes identified in subsection 2.5G. Each Lender's commitment to make Tranche D Acquisition Term Loans to a Borrower pursuant to this subsection 2.1A(ii)(d) is herein called its ``TRANCHE D COMMITMENT'' and such commitments of all Lenders in the aggregate are herein called the ``TRANCHE D COMMITMENTS.'' The original amount of each Lender's Tranche D Commitment is set forth opposite its name on SCHEDULE 1.1A/2.1 annexed hereto and the aggregate original amount of the Tranche D Commitments is $200,000,000; PROVIDED that the amount of the Tranche D Commitments shall be automatically and permanently reduced from time to time by the amount of any reductions to the Tranche D Commitments made pursuant to subsections 2.4C or 2.4D or the succeeding paragraph of this subsection 2.1A(ii)(d). Each Lender's Tranche D Commitment shall expire on the Tranche D Acquisition Commitment Termination Date.

         Anything contained in this Agreement to the contrary notwithstanding, the Tranche D Acquisition Term Loans and the Tranche D Commitments shall be subject to the following limitations:

         1. subject to clause 2 of this paragraph, the Tranche D Commitments shall be irrevocably and permanently reduced upon any voluntary or mandatory prepayment of Tranche D Acquisition Term Loans as provided in subsection 2.4;

         2. at any date of determination, the aggregate principal amount of all outstanding Tranche D Acquisition Term Loans shall not exceed the aggregate Tranche D Commitments;

         3. No Subsidiary Borrower shall be entitled to borrow Tranche D Acquisition Term Loans except for the purpose of immediately consummating a Redemption Acquisition; and

         4. No Subsidiary of Company shall be deemed to be a Subsidiary Borrower under this Agreement unless Company and such Subsidiary Borrower have delivered a Subsidiary Borrower Election, substantially in the form of
    EXHIBIT XXVII annexed hereto and such Subsidiary Borrower has satisfied all of the requirements of subsection 5.8.''

    B. BORROWING MECHANICS. Subsections 2.1B, C, D, E and F are hereby amended and restated in their entirety as follows:

    ``   B.   BORROWING MECHANICS.  Acquisition Term Loans and Revolving Loans
    made on any Funding Date shall be in an aggregate minimum amount of $2,000,000 and integral multiples of $500,000 in excess of that amount. Swing Line Loans made on any date shall not be subject to an aggregate minimum amount. Whenever a Borrower desires that Lenders make an Acquisition Term Loan or a Revolving Loan under subsection 2.1A(ii) or 2.1A(iii), as the case may be, it shall deliver to Administrative Agent a Notice of Borrowing no later


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    than 12:00 Noon (New York time) at least three Business Days in advance of the proposed Funding Date in the case of a Eurodollar Rate Loan and at least one Business Day in advance of the proposed Funding Date in the case of a Prime Rate Loan. Whenever Company desires that Bankers make a Swing Line Loan under subsection 2.1A(iv), it shall deliver to Administrative Agent a Notice of Borrowing no later than 12:00 Noon (New York time) on the proposed Funding Date. The Notice of Borrowing shall specify (i) the proposed Funding Date (which shall be a Business Day), (ii) the amount and type of Loans requested, (iii) in the case of Loans made on the Closing Date, that such Loans shall be Prime Rate Loans, (iv) in the case of Revolving Loans not made on the Closing Date, whether such Loans shall be Prime Rate Loans or Eurodollar Rate Loans, (v) in the case of Loans requested to be made during the first 90 days following the Closing Date as Eurodollar Rate Loans, that the initial Interest Period applicable to such Loans shall be one month unless Administrative Agent permits otherwise, in its sole discretion; (vi) in the case of any Loans requested to be made as Eurodollar Rate Loans, the initial Interest Period applicable thereto;
    (vii) in the case of Revolving Loans and Swing Line Loans, that the amount of the proposed borrowing will not cause the Total Utilization of Revolving Loan Commitments to exceed the aggregate Revolving Loan Commitments; (viii) in the case of Swing Line Loans, that the amount of the proposed borrowing will not cause the aggregate principal amount of Swing Line Loans outstanding to exceed the Swing Line Loan Commitment then in effect;
    (ix) in the case of Tranche B Acquisition Term Loans, that the amount of the proposed borrowing will not cause the aggregate principal amount of Tranche B Acquisition Term Loans outstanding to exceed the Tranche B Commitments then in effect, (x) in the case of Tranche D Acquisition Term Loans, that the amount of the proposed borrowing will not cause the aggregate principal amount of Tranche D Acquisition Term Loans outstanding to exceed the Tranche D Commitments then in effect and (xi) in the case of any Acquisition Term Loans, that (a) as of the last day of the Fiscal Quarter immediately preceding the applicable scheduled Funding Date in respect of such Acquisition the Leverage Ratio for the most recently completed four Fiscal Quarters is equal to or less than 4.50:1.00 and
    (b) no Event of Default or Potential Event of Default has occurred or is continuing or would be caused by the consummation of the Acquisition. Term Loans and Revolving Loans may be continued as or converted into Prime Rate Loans and Eurodollar Rate Loans in the manner provided in subsection 2.2D. In lieu of delivering the above described Notice of Borrowing, Borrowers may give Administrative Agent telephonic notice by the required time of the proposed borrowing under this subsection 2.1B; PROVIDED that such notice shall be promptly confirmed in writing by delivery of a Notice of Borrowing to Administrative Agent on or before the applicable Funding Date.

         Neither Administrative Agent nor any Lender shall incur any liability to any Loan Party in acting upon any telephonic notice referred to above which Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of Borrowers or for otherwise acting


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    in good faith under this subsection 2.1B and, upon funding of Loans by
    Lenders in accordance with this Agreement pursuant to any telephonic notice, Borrowers shall have effected Loans hereunder.

         Except as provided in subsection 2.6B, 2.6C and 2.6G, a Notice of Borrowing for a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Borrowers shall be bound to make a borrowing in accordance therewith.

         C. DISBURSEMENT OF FUNDS. All Loans under this Agreement shall be made by Lenders simultaneously and proportionately to their respective Pro Rata Shares of the Commitments for the particular types of Loans requested, it being understood that no Lender shall be responsible for any default by any other Lender of that other Lender's obligation to make a Loan requested hereunder nor shall the Commitment of any Lender to make the particular type of Loan requested be increased or decreased as a result of the default by any other Lender of that other Lender's obligation to make a Loan requested hereunder. Promptly after receipt by Administrative Agent of a Notice of Borrowing pursuant to subsection 2.1B (or telephonic notice in lieu thereof), Administrative Agent shall notify each Lender or Bankers, as the case may be, of the proposed borrowing. Each Lender shall make the amount of its Loans available to Administrative Agent, in same day funds, at the office of Administrative Agent located at One Bankers Trust Plaza, New York, New York not later than 3:00 p.m. (New York time) on the Funding Date. Except with respect to the repayment of Refunded Swing Line Loans, as provided in subsection 2.1A(iv), or the reimbursement of an Issuing Lender for a drawing on a Letter of Credit, as provided in subsection 2.7D, upon satisfaction or waiver of the conditions precedent specified in subsections 3.1 and 3.4 in the case of the initial Revolving Loans and Swing Line Loans on the initial Funding Date (and/or subsection 3.1 and 3.4 in the case of any initial Acquisition Term Loans on the initial Funding
    Date) and subsection 3.4 in the case of Revolving Loans and Swing Line Loans on any subsequent Funding Date (and subsection 3.3 and 3.4 in the case of Acquisition Term Loans on any subsequent Funding Date), Administrative Agent shall make the proceeds of such Loans available to the applicable Borrower on the Funding Date by causing an amount of same day funds equal to the proceeds of all such Loans received by Administrative Agent at its office located at the address set forth in the preceding sentence to be credited to the account of the applicable Borrower at such office of Administrative Agent.

         Unless Administrative Agent shall have been notified by any Lender prior to a Funding Date that such Lender does not intend to make available to Administrative Agent such Lender's Loan requested on such Funding Date, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such Funding Date and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to the applicable Borrower a corresponding amount on such Funding Date. If such


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    corresponding amount is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the customary rate set by Administrative Agent for the correction of errors among banks for three Business Days and thereafter at the Prime Rate. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent's demand therefor, Administrative Agent shall promptly notify the applicable Borrower and such Borrower shall immediately pay such corresponding amount to Administrative Agent together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the rate payable under this Agreement for Prime Rate Loans. Nothing in this subsection 2.1C shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that any Borrower may have against any Lender as a result of any default by such Lender hereunder.

    D.   REGISTER.

         (i) Administrative Agent shall maintain, at its address referred to in subsection 9.10, a register for the recordation of the names and addresses of Lenders and the Commitments and Loans of each Lender from time to time (the ``REGISTER''). Borrowers, Administrative Agent and Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by any Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (ii) Administrative Agent shall record in the Register the Commitments and the Loans from time to time of each Lender and each repayment or prepayment in respect of the principal amount of the Loans of each Lender. Any such recordation in accordance with the terms of this Agreement shall be conclusive and binding on each Borrower and each Lender, absent manifest error; PROVIDED that failure to make any such recordation, or any error in such recordation, shall not affect any Borrower's Obligations in respect of the applicable Loans.

         (iii) Each Lender shall record on its internal records (including, without limitation, any Note described in subsection 2.1F) the amount of the Loan made by it and each payment in respect thereof. Any such recordation in accordance with the terms of this Agreement shall be conclusive and binding on Borrowers, absent manifest error; PROVIDED that failure to make any such recordation, or any error in such recordation, shall not affect any Borrower's Obligations in respect of the applicable Loans; PROVIDED FURTHER that in the event of any inconsistency between the Register and any Lender's records, the recordations in the Register shall govern.

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


         (iv) Borrowers, Administrative Agent and Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Commitments and Loans listed therein for all purposes hereof, and no assignment or transfer of any such Commitment or Loan shall be effective, in each case unless and until an Assignment Agreement effecting the assignment or transfer thereof shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 9.2B(ii). Prior to such recordation, all amounts owed with respect to the applicable Commitment or Loan shall be owed to the Lender listed in the Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments or Loans.

    E.   SCHEDULED PAYMENTS OF TERM LOANS.

         (i) Company shall make principal payments in the aggregate amount of the Scheduled Existing Term Repayment Amount on the last day of each Fiscal Quarter of each Fiscal Year set forth in the definition of Scheduled Existing Term Repayment Amount; PROVIDED that the Existing Term Loans and all other amounts owed hereunder with respect to the Existing Term Loans shall be paid in full no later than December 29, 2002.

         (ii) (a) Company shall make principal payments (x) in the aggregate amount of the Scheduled Tranche A Repayment Amount on the last day of each Fiscal Quarter of each Fiscal Year set forth in the definition of Scheduled Tranche A Repayment Amount, (y) in the aggregate amount of the Scheduled Tranche B Repayment Amount on the last day of each Fiscal Quarter of each Fiscal Year set forth in the definition of Scheduled Tranche B Repayment Amount and (z) in the aggregate amount of the Scheduled Tranche C Repayment Amount on the last day of each Fiscal Quarter of each Fiscal Year set forth in the definition of Scheduled Tranche C Repayment Amount and (b) Borrowers shall make principal payments in the aggregate amount of the Scheduled Tranche D Repayment Amount on the last day of each Fiscal Quarter of each Fiscal Year set forth in the definition of Scheduled Tranche D Repayment Amount; PROVIDED that the Acquisition Term Loans and all other amounts owed hereunder with respect to the Acquisition Term Loans shall be paid in full no later than December 29, 2002.

         F. NOTE OPTION. Any Lender may, by notice to Administrative Agent and Company, request that all or part of the principal amount of any Borrower's Loans from such Lender hereunder be evidenced by an Existing Term Note, a Tranche A Acquisition Term Note, Tranche B Acquisition Term Note, Tranche C Acquisition Term Note, Tranche D Acquisition Term Note, Revolving Note and/or Swing Line Note, as applicable. Within three Business Days of such Borrower's receipt of such notice, such Borrower shall execute and deliver to Administrative Agent for delivery to the appropriate Lender a Note or Notes, payable to the notifying Lender or, if so specified in such
                                          12
    notice, any Person who is an assignee of such Lender pursuant to subsection 9.2 hereof.''

    C. FEES. Subsection 2.3A is hereby amended by adding the following new paragraph at the end thereof:

    ``   Company agrees to pay to Administrative Agent, for distribution to each Lender in proportion to that Lender's Pro Rata Share, commitment fees for the period from and including the Fourth Amendment Effective Date Part 2 to and excluding the date the Tranche D Commitments expire, equal to the average of the daily excess of the Tranche D Commitments over the aggregate principal amount of Tranche D Acquisition Term Loans outstanding MULTIPLIED BY 3/8 of 1% per annum, such commitment fees to be calculated on the basis of a 360-day year and the actual number of days elapsed and to be payable quarterly in arrears on the last day of each Fiscal Quarter, commencing on the first such date to occur after the Fourth Amendment Effective Date Part 2, and on the date the Tranche D Commitments expire; PROVIDED HOWEVER that such per annum percentage shall be reduced to 1/4 of 1% per annum for each day during any Pricing Period in which the Leverage Ratio as of the last day of the most recently ended Fiscal Quarter is equal to or less than 4.50:1.00. ''

    D. VOLUNTARY PREPAYMENTS. Subsection 2.4A(i)(b) is hereby amended by adding the following at the end of clause (2) therein:

    ``in the case of the prepayment of the Tranche D Acquisition Term Loans of any Lender pursuant to this subsection 2.4A(i)(b), the Tranche D Commitment of such Lender is terminated concurrently with such prepayment pursuant to subsection 2.4C(ii) (at which time SCHEDULE 1.1A/2.1 shall be deemed modified to reflect the changed Tranche D Commitments), and''

    E. MANDATORY PREPAYMENTS. Subsection 2.4A(ii) is hereby by amended by amending and restating it in its entirety as follows:

    ``   (ii) MANDATORY PREPAYMENTS. The Loans shall be prepaid and/or the
    Tranche B Commitments, the Tranche D Commitments and Revolving Loan Commitments shall be permanently reduced in the amounts and under the circumstances set forth below, all such prepayments and/or reductions to be applied as set forth below or as more specifically provided in subsection 2.4A(iii).

              (a) PREPAYMENTS AND REDUCTIONS FROM ASSET SALES. Subject to the Intercreditor Agreement, no later than the first Business Day following the date of receipt by Company or any of its Subsidiaries of Cash Proceeds of any Asset Sale, Borrowers shall prepay the Loans and/or the Tranche B Commitments, the Tranche D Commitments and Revolving Loan Commitments shall be permanently reduced in an amount equal to 75% of the Estimated Net Cash Proceeds of such Asset Sale; PROVIDED that, in the event on the date of receipt by Company or any of its Subsidiaries of such Cash Proceeds, the Leverage Ratio as of the last day of the then most recently ended Fiscal Quarter for which financial statements have been delivered pursuant to subsection 5.1(i) or 5.1(ii) is less than 2.50:1.00, then the percentage applicable to Estimated Net Cash Proceeds set forth above shall be reduced to 50%. On or before the 90th day after receipt of any such Cash Proceeds, Borrowers shall promptly make an additional prepayment of the Loans and/or the Tranche B Commitments, the Tranche D Commitments and Revolving Loan Commitments shall be permanently reduced in an amount equal to 75% (or 50%, if the applicable percentage is reduced pursuant to the preceding proviso) of the excess, if any, of (1) the Net Cash Proceeds of Sale of such Asset Sale over (2) the portion of the Estimated Net Cash Proceeds of such Asset Sale already applied under the preceding sentence, to be applied in the manner described above with respect to the application of Estimated Net Cash Proceeds. Concurrently with any prepayment of the Loans and/or reduction of the Tranche B Commitments, the Tranche D Commitments and Revolving Loan Commitments pursuant to this subsection 2.4A(ii)(a), Company shall deliver to Administrative Agent an Officers' Certificate demonstrating the derivation of the Net Cash Proceeds of Sale or Estimated Net Cash Proceeds, as the case may be.

              (b) PREPAYMENTS AND REDUCTIONS DUE TO REVERSION OF SURPLUS ASSETS OF PENSION PLANS. Within one Business Day after the return to Company or any of its Subsidiaries of any surplus assets of any pension plan of Company or any of its Subsidiaries, Borrowers shall prepay the Loans and/or the Tranche B Commitments, the Tranche D Commitments and Revolving Loan Commitments shall be permanently reduced in an amount (the ``NET REVERSION AMOUNT'') equal to 100% of such returned surplus assets, net of transaction costs and expenses incurred in obtaining such return, including incremental taxes payable as a result thereof.

              (c) PREPAYMENTS AND REDUCTIONS DUE TO ISSUANCE OF DEBT. Within one Business Day of receipt by Company or any of its Subsidiaries of the cash proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) from the issuance or sale of any Additional Subordinated Indebtedness or other debt Securities of Company or any of its Subsidiaries (excluding Indebtedness permitted by subsection 6.1 (other than subsection 6.1(x)), Borrowers shall prepay the Loans and/or the Tranche B Commitments, the Tranche D Commitments and Revolving Loan Commitments shall be permanently reduced in an amount equal to such net cash proceeds; PROVIDED that a prepayment and/or reduction pursuant to this subsection 2.4A(ii)(c) shall not be required in respect of any such net cash proceeds (``NET ADDITIONAL DEBT PROCEEDS'') to the extent that such Net Additional Debt Proceeds are to be applied to consummate Acquisitions in accordance with subsection 6.7(v) within 90 days of the receipt thereof. On or before the 90th day after receipt of any such

         Net Additional Debt Proceeds, Borrowers shall promptly make an additional prepayment of Loans and/or the Tranche B Commitments, the Tranche D Commitments and Revolving Loan Commitments shall be permanently reduced in an amount equal to any Net Additional Debt Proceeds that have for any reason not been applied to consummate Acquisitions or to make such prepayments and/or reductions. Concurrently with any prepayment of the Term Loans and/or reduction of the Tranche B Commitments, the Tranche D Commitments and Revolving Loan Commitments pursuant to this subsection 2.4A(ii)(c), Company shall deliver to Administrative Agent an Officers' Certificate demonstrating the derivation and application of the Net Additional Debt Proceeds.

              (d) PREPAYMENTS DUE TO REDUCTIONS OR RESTRICTIONS OF COMMITMENTS. Company shall from time to time prepay the Swing Line Loans and Revolving Loans to the extent necessary to give effect to the limitations set forth in the first two paragraphs of subsection 2.1A(iv) and the second paragraph of subsection 2.1A(iii), as applicable. Any such mandatory prepayments shall be applied first to the Swing Line Loans and then to the Revolving Loans, and otherwise as specified in subsection 2.4A(iii). Borrowers shall from time to time prepay the Tranche B Acquisition Term Loans and the Tranche D Acquisition Term Loans to the extent necessary to give effect to the limitations set forth in the second paragraph of subsection 2.1A(ii)(b) and the second paragraph of subsection 2.1A(ii)(d), respectively, such prepayments to be applied as specified in subsection 2.4A(iii).

              (e) PREPAYMENTS FROM CONSOLIDATED EXCESS CASH FLOW AND UNUSED PROCEEDS OF SALES OF PRINTING EQUIPMENT. In the event that there shall be either (x) on April 15th of any year, Unused Proceeds of Sales of Printing Equipment derived from the Proceeds of Sales of Printing Equipment sold during the immediately preceding Fiscal Year commencing with 1996 or (y) Consolidated Excess Cash Flow for any Fiscal Year commencing with 1997, or both, Borrowers shall, on the April 15th following the end of each such Fiscal Year, as applicable, prepay Loans and/or the Tranche B Commitments, the Tranche D Commitments and Revolving Loan Commitments shall be permanently reduced in an amount equal to the amount of any such Unused Proceeds of Sales of Printing Equipment PLUS 50% of any such Consolidated Excess Cash Flow; PROVIDED that Borrowers shall not be required to make any prepayment and/or reduction in respect of Consolidated Excess Cash Flow pursuant to this subsection 2.4A(ii)(e) in the event that on the relevant April 15th, the Leverage Ratio as of the last day of the most recently ended Fiscal Quarter for which financial statements have been delivered pursuant to subsections 5.1(i) or 5.1(ii) is less than 2.50:1.00. On or before the last day of each Fiscal Year, Borrowers shall promptly make an additional prepayment of Loans and/or the Tranche B Commitments, the

         Tranche D Commitments and Revolving Loan Commitments shall be permanently reduced in an amount equal to any Unused Proceeds of Sales of Printing Equipment derived from Proceeds of Sales of Printing Equipment sold during any and all prior Fiscal Years (but not including the Fiscal Year ending on such day) that have for any reason whatsoever not theretofore been applied to make such prepayments and/or reductions (including, without limitation, because such Proceeds of Sales of Printing Equipment had become Committed Printing Equipment Proceeds in accordance with the definition thereof but the purchase order pursuant to which they were to have been expended subsequently was cancelled, revoked or otherwise terminated). On each April 15th commencing with April 15, 1997 and concurrently with the making of any prepayment and/or reduction pursuant to this subsection 2.4A(ii)(e) on any other date, Company shall deliver an Officers' Certificate demonstrating the calculation of the Leverage Ratio, if applicable, and the derivation of the amounts required to be prepaid and/or reduced in connection with such Unused Proceeds of Sales of Printing Equipment and such Consolidated Excess Cash Flow.

              (f) PREPAYMENTS FROM PROCEEDS OF PERMITTED RECEIVABLES TRANSACTION. Within one Business Day of receipt by Company or any of its Subsidiaries of Receivables Proceeds from any Permitted Receivables Transaction Borrowers shall prepay Loans and/or the Tranche B Commitments, the Tranche D Commitments and Revolving Loan Commitments shall be permanently reduced in an amount equal to the aggregate amount of such Receivables Proceeds.''

   F. APPLICATION OF PREPAYMENTS. Subsection 2.4A(iii) is hereby by amended by amending and restating it in its entirety as follows:

    ``   (iii)     APPLICATION OF PREPAYMENTS.

              (a) APPLICATION OF VOLUNTARY PREPAYMENTS BY TYPE OF LOANS AND ORDER OF MATURITY. Any voluntary prepayments pursuant to subsection 2.4A(i) shall be applied to the Loans as Borrowers may elect in their notice of prepayment delivered pursuant to subsection 2.4A(i). In the event that no such election is made, such prepayment shall be applied FIRST to repay outstanding Acquisition Term Loans and Existing Term Loans to the full extent thereof, SECOND to prepay outstanding Swing Line Loans to the full extent thereof, and THIRD to prepay outstanding Revolving Loans to the full extent thereof; PROVIDED that any prepayment of Tranche B Term Loans pursuant to this subsection 2.4A(iii) shall effect a corresponding reduction of Tranche B Commitments in accordance with clause 1 of the second paragraph of subsection 2.1A(ii)(b); PROVIDED FURTHER that any prepayment of Tranche D Term Loans pursuant to this subsection 2.4A(iii) shall effect a corresponding reduction of Tranche D Commitments in accordance with clause 1 of the second paragraph of subsection 2.1A(ii)(d). Any voluntary prepayments of the Term Loans pursuant to subsection 2.4A(i) shall be applied proportionally to reduce the remaining Scheduled Existing Term Loan Repayment Amount, the Scheduled Tranche A Repayment Amount, the Scheduled Tranche B Repayment Amount, the Scheduled Tranche C Repayment Amount and the Scheduled Tranche D Repayment Amount on a PRO RATA basis.

              (b) APPLICATION OF MANDATORY PREPAYMENTS BY TYPE OF LOANS. Any amount (the ``APPLIED AMOUNT'') required to be applied as a mandatory prepayment of the Loans and/or a reduction of the Tranche B Commitments, the Tranche D Commitments and Revolving Loan Commitments pursuant to subsections 2.4A(ii)(a)-(c), 2.4A(ii)(e) or 2.4A(ii)(f) shall be applied FIRST to prepay the principal amount of Term Loans to the full extent thereof, SECOND to the extent of any remaining portion of the Applied Amount, to permanently reduce the Tranche B Commitments, the Tranche D Commitments and Revolving Loan Commitments on a PRO RATA basis and THEN, to the extent that the Revolving Loan Commitments are less than the Letter of Credit Usage, cash collateralize Letters of Credit outstanding.

              (c) PRO RATA APPLICATION OF MANDATORY PREPAYMENTS OF TERM LOANS FROM ASSET SALES, PENSION PLAN SURPLUS, EXCESS CASH FLOW, UNUSED PROCEEDS OF SALES OF PRINTING EQUIPMENT, ISSUANCE OF DEBT SECURITIES AND PERMITTED RECEIVABLES TRANSACTIONS. Any mandatory prepayments of the Term Loans pursuant to subsections 2.4A(ii)(a), (b), (c), (e) or
         (f) shall be applied to prepay the outstanding Tranche A Acquisition Term Loans, Tranche B

         Acquisition Term Loans, Tranche C Acquisition Term Loans, the Tranche D Acquisition Term Loans and Existing Term Loans and to make corresponding reductions of the Scheduled Tranche A Repayment Amount, Scheduled Tranche B Repayment Amount, Scheduled Tranche C Repayment Amount, Scheduled Tranche D Repayment Amount and Scheduled Existing Term Loan Repayment Amounts, respectively, by the amount of the related prepayments in each case on a PRO RATA basis.

              (d) APPLICATION OF PREPAYMENTS TO PRINCIPAL AND INTEREST. Except as set forth in subsection 2.2C, all prepayments of principal shall be accompanied by payment of accrued interest on the principal amount being prepaid and shall be applied to the payment of interest before application to principal. Considering Term Loans, Swing Line Loans and Revolving Loans being prepaid separately, any prepayment shall be applied first to Prime Rate Loans to the full extent thereof before application to Eurodollar Rate Loans, in each case in a manner which minimizes the amount of any payments required to be made by Company pursuant to subsection 2.6D.''

  G. VOLUNTARY REDUCTIONS OF COMMITMENTS. Subsection 2.4C is hereby amended by amending and restating it in its entirety as follows:

    ``   C.   VOLUNTARY REDUCTIONS OF COMMITMENTS.

         (i) Borrowers shall have the right, at any time and from time to time, to terminate in whole or permanently reduce in part, without premium or penalty, (i) the Revolving Loan Commitments in an amount up to the amount by which the Revolving Loan Commitments exceed the Total Utilization of Revolving Loan Commitments, (ii) the Tranche B Commitments in an amount up to the amount by which the Tranche B Commitments exceed the aggregate principal amount of Tranche B Acquisition Term Loans then outstanding and
    (iii) the Tranche D Commitments in an amount up to the amount by which the Tranche D Commitments exceed the aggregate principal amount of Tranche D Acquisition Term Loans then outstanding. Borrowers shall give not less than five Business Days' prior written notice to Administrative Agent designating the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction. Promptly after receipt of a notice of such termination or partial reduction, Administrative Agent shall notify each Lender of the proposed termination or reduction. Such termination or partial reduction of the Revolving Loan Commitments or Tranche B Commitments or Tranche D Commitments, as the case may be, shall be effective on the date specified on Borrowers' notice and shall reduce the Revolving Loan Commitments or Tranche B Commitments or Tranche C Commitments or Tranche D Commitments, as the case may be, of each Lender proportionately to its Pro Rata Share. Any such partial reduction of the Revolving Loan Commitments or Tranche B Commitments or Tranche D Commitments shall be in an aggregate minimum amount of $5,000,000, and integral multiples of $1,000,000 in excess of that amount.

         (ii) In the event Company is entitled to replace a non-consenting Lender pursuant to subsection 9.7B, Borrowers shall have the right, upon five Business Days' written notice to Administrative Agent (which notice Administrative Agent shall promptly transmit to each of the Lenders), to terminate the entire Revolving Loan Commitment, Tranche B Commitment, and Tranche D Commitment of such Lender, so long as (1) all Loans, together with accrued and unpaid interest, fees and other amounts owing to such Lender are repaid, including without limitation amounts owing to such Lender pursuant to subsection 2.6D, pursuant to subsection 2.4A(i)(b) concurrently with the effectiveness of such termination (at which time
    SCHEDULE 1.1A/2.1 shall be deemed modified to reflect such changed amounts) and (2) the consents required by subsection 9.7B in connection with the prepayment pursuant to subsection 2.4A(i)(b) shall have been obtained, and at such time, such Lender shall no longer constitute a ``Lender'' for purposes of this Agreement, except with respect to indemnifications under this Agreement (including, without limitation, subsections 2.6D, 2.8, 2.7H,
    9.3 and 9.4), which shall survive as to such Lender.''

    H. MANDATORY REDUCTIONS OF COMMITMENTS. Subsection 2.4D is hereby amended by amending and restating it in its entirety as follows:

         ``D. MANDATORY REDUCTIONS OF COMMITMENTS. The Revolving Loan Commitments shall be permanently reduced on the date of any reduction of Revolving Loan Commitments in accordance with the provisions of subsections 2.4A(ii)(a), (b), (c), (e) or (f). The Tranche B Commitments shall be permanently reduced upon any mandatory prepayment of Tranche B Acquisition Term Loans as and to the extent provided in subsection 2.4A(ii)(a), (b),
    (c), (e) or (f) and on the date of any reduction of Tranche B Commitments in accordance with the provisions of subsection 2.4A(iii)(a) and as provided in the second paragraph of subsection 2.1A(ii)(b). The Tranche D Commitments shall be permanently reduced upon any mandatory prepayment of Tranche D Acquisition Term Loans as and to the extent provided in subsection 2.4A(ii)(a), (b), (c), (e) or (f) and on the date of any reduction of Tranche D Commitments in accordance with the provisions of subsection 2.4A(iii)(a) and as provided in the second paragraph of subsection 2.1A(ii)(d).''

    I.   USE OF PROCEEDS.

    1. Subsection 2.5 is hereby amended by adding the following paragraph G. at the end therein:

         ``   G.   TRANCHE D ACQUISITION TERM LOANS.  As of the Fourth
    Amendment Effective Date Part 2, the proceeds of the Tranche D Acquisition Term Loans (when, if and to the extent borrowed) shall be immediately applied (i) by Company to acquire equity interests or other business assets and pay related expenditures in connection with Acquisitions, including, without limitation, the repayment of indebtedness and transaction expenses in connection therewith and/or

    (ii) by a Subsidiary Borrower in connection with Redemption Acquisitions, including, without limitation, the repayment of indebtedness and transaction expenses in connection therewith.''

1.3 AMENDMENTS TO SECTION 5: AFFIRMATIVE COVENANTS

    A. NEW SUBSIDIARIES. Subsection 5.8 of the Credit Agreement is hereby amended by adding the following clause (vi) at the end thereof:

    ``   (vi) In addition to the foregoing, in the event a Subsidiary is designated a Subsidiary Borrower hereunder, Company shall cause to be delivered an opinion of counsel in form and substance reasonably satisfactory to Administrative Agent and Requisite Lenders and covering, among other things, the due authorization, execution, delivery and enforceability of the obligations of the Subsidiary Borrower under the Credit Agreement and the other Loan Documents to which it is a party.''

1.4 AMENDMENTS TO SECTION 6: NEGATIVE COVENANTS

    A. INDEBTEDNESS. Subsection 6.1(xi) of the Credit Agreement is hereby amended by adding the following to the end thereof:

    ``and (3) (x) prior to the Tranche D Acquisition Commitment Termination Date, the amount by which the Tranche D Commitments have been reduced pursuant to subsection 2.4C or 2.4D and (y) from and after the Tranche D Acquisition Commitment Termination Date, the amount by which the Tranche D Commitments have been reduced pursuant to subsection 2.4C or 2.4D prior to the Tranche D Acquisition Commitment Termination Date; and''

    B. CONTINGENT OBLIGATIONS. Subsection 6.4(vi) of the Credit Agreement is hereby amended by changing the reference therein to ``6.1(xi)(c)'' to ``6.1(xi)(b)'' and by adding the phrase ``plus the amount specified in subsection 6.1(xi)(b)(3) at any time'' at the end of subsection 6.4(vi).

    C. RESTRICTION ON FUNDAMENTAL CHANGES. Subsection 6.7 of the Credit Agreement is hereby amended by adding the phrase ``(including, without limitation, Redemption Acquisitions)'' after the phrase ``and (e) make Acquisitions'' in subsection 6.7(v).

    D. CONDUCT OF BUSINESS. Subsection 6.13 of the Credit Agreement is hereby amended by adding the following sentence at the end of the first paragraph therein:

         ``World Color Foreign Sales Corp., a Barbados corporation and wholly-owned Subsidiary of Company, (i) shall at all times be a ``FSC'' within the meaning of such term under Section 922 of the Internal Revenue Code and (ii) shall at no time be engaged in a business other than the business of distributing printed materials into foreign markets and activities incidental thereto.''

1.5 AMENDMENTS TO EXHIBITS

    A.   EXHIBIT XXV: FORM OF TRANCHE D ACQUISITION TERM NOTE

    The Exhibits to the Credit Agreement shall be amended by adding thereto
EXHIBIT XXV, Form of Tranche D Acquisition Term Note, in the form of ANNEX A attached hereto.

    B.   EXHIBIT XXVI: FORM OF COMPANY GUARANTY

    The Exhibits to the Credit Agreement shall be amended by adding thereto
EXHIBIT XXVI, Form of Company Guaranty, in the form of ANNEX B attached hereto.

    C.   EXHIBIT XII: FORM OF SECOND AMENDED AND RESTATED GUARANTY

    The Exhibits to the Credit Agreement shall be amended by amending and restating EXHIBIT XII, Form of Amended and Restated Guaranty, in its entirety and replacing it with EXHIBIT XII, Form of Second Amended and Restated Guaranty, in the form of ANNEX C attached hereto.

    D.   EXHIBIT XXVII: FORM OF SUBSIDIARY BORROWER ELECTION

    The Exhibits to the Credit Agreement shall be amended by adding thereto
EXHIBIT XXVII, Form of Subsidiary Borrower Election, in the form of ANNEX D attached hereto.

1.6 AMENDMENTS TO SCHEDULES

    A.   SCHEDULE 1.1A/2.1

    Schedule 1.1A/2.1 shall be amended by amending and restating it in its entirety as attached hereto on ANNEX E.


                                         2
                                    LIMITED WAIVER

         Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Company herein contained, Lenders hereby waive and modify compliance with the provisions of subsection 5.8 of the Credit Agreement to the extent that such provisions require (a) that World Sales
(i) execute and deliver the Guaranty (or a Counterpart thereto), (ii) assume all obligations as a ``Pledgor'' under the Security Agreement including the obligation to pledge all shares of capital stock and other equity of any direct or indirect Subsidiary of Company to Collateral Agent for the benefit of Secured Parties, (iii) execute and deliver a promissory note evidencing all Intercompany Indebtedness owed by it to Company and its Subsidiaries, and (iv) execute and deliver a counterpart to the Security Agreement or (b) that Company pledge any and all of the equity interest in World Sales to the Collateral Agent; PROVIDED that World Sales (i) shall at all times be a ``FSC'' within the meaning of such term under Section 922 of the Internal Revenue Code, (ii) shall at no time be engaged in a business other than the business of distributing printed materials into foreign markets and activities incidental thereto and (iii) shall at no time own assets (including Receivables Assets) valued at an amount greater than $500,000.

                                           3
                                       CONSENTS

    A.   RELEASE OF OBLIGATIONS RELATING TO WORLD SALES.

    Administrative Agent and Requisite Lenders hereby consent to and hereby (i) release World Sales from any and all obligations under the Counterpart to Guaranty, the Counterpart and Acknowledgement to Security Agreement and the Subordinated Intercompany Demand Note, each dated as of August 19, 1997, and hereby (ii) release the stock of World Sales previously pledged by Company as Pledged Collateral pursuant to that certain Pledge Amendment dated as of August 19, 1997; PROVIDED that World Sales (i) shall at all times be ``FSC'' within the meaning of such term under Section 922 of the Internal Revenue Code, (ii) shall at no time be engaged in a business other than the business of distributing printed materials into foreign markets and activities incidental thereto and
(iii) shall at no time own assets (including Receivable Assets) valued at an amount greater than $500,000.

    B.   CONSENT OF LENDERS TO ADDITIONAL SUBORDINATED INDEBTEDNESS.

    Pursuant to subsection 6.1(x) of the Credit Agreement, Administrative Agent and Requisite Lenders hereby consent to the terms and conditions of the Additional Subordinated Indebtedness to be issued in the Additional Subordinated Indebtedness Refinancing on substantially the terms described in the draft prospectus dated September 16, 1997 distributed to the Lenders and agree that the terms thereof are satisfactory; PROVIDED that and the Administrative Agent and Requisite Lenders hereby consent and agree that, notwithstanding subsection
2.4 of the Credit Agreement (i) the first $200,000,000 of proceeds received from such Additional Subordinated Indebtedness Refinancing shall be applied to prepay the Tranche C Loans and reduce the Tranche C Commitments and (ii) all additional proceeds from such Additional Subordinated Indebtedness Refinancing shall be applied to prepay the Revolving Loans.


                                         4
                    LIMITATION OF WAIVERS, AMENDMENTS AND CONSENT

         Without limiting the generality of the provisions of subsection 9.7 of the Credit Agreement, the waivers, amendments and consent set forth above shall be limited precisely by their terms, shall not have any force or effect with respect to any other matter except as expressly provided above, and nothing in this Amendment shall be deemed to:

         (a) constitute a waiver or modification of any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

         (b) prejudice any right or remedy that Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

         Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.


                                          5
                             CONDITIONS TO EFFECTIVENESS

5.1 FOURTH AMENDMENT EFFECTIVE DATE PART 1

         Sections 1.4C, 2 and 3 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the ``FOURTH AMENDMENT EFFECTIVE DATE PART 1''):

  A. On or before the Fourth Amendment Effective Date Part 1, Company and the Guarantors shall have delivered to Administrative Agent executed copies of this Amendment.

  B. On or before the Fourth Amendment Effective Date Part 1, Requisite Lenders shall have delivered to Administrative Agent an executed original or telefacsimile of a counterpart of this Amendment or shall have orally confirmed to Administrative Agent that such Lender agreed to all of the terms and conditions of this Amendment, as set forth herein.

5.2  FOURTH AMENDMENT EFFECTIVE DATE PART 2

    Sections 1.1, 1.2, 1.3, 1.4A, 1.4B, 1.5 and 1.6 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedents on or prior to December 31, 1997 (the date of satisfaction of such conditions being referred to herein as the ``FOURTH AMENDMENT EFFECTIVE DATE
PART 2''):

   A. All of the conditions set forth in subsection 5.1 of this Amendment have been satisfied.

   B. On or before the Fourth Amendment Effective Date Part 2, all Lenders shall have delivered to Administrative Agent an executed original or telefacsimile of a counterpart of this Amendment or shall have orally confirmed to Administrative Agent that such Lender agreed to all of the terms and conditions of this Amendment, as set forth herein.

  C. On or before the Fourth Amendment Effective Date Part 2, Company shall have delivered Resolutions of the Board of Directors of Company approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Fourth Amendment Effective Date Part 2 by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment.

  D. On or before the Fourth Amendment Effective Date Part 2, Company shall have delivered to Administrative Agent executed originals of the Tranche D Acquisition Term Notes for each of the Lenders which has a Tranche D Commitment (drawn to the order of each Lender with appropriate insertions) in the principal amount of such Lender's Tranche D Acquisition Term Loan as set forth in SCHEDULE 1.1A/2.1 annexed hereto.

  E. On or before the Fourth Amendment Effective Date Part 2, Company shall have delivered to Administrative Agent an originally executed copy of a written opinion, dated as of the date hereof, of counsel for the Loan Parties, in form and substance reasonably satisfactory to Administrative Agent and its counsel and setting forth certain matters with respect to Company set forth in the opinion of such counsel delivered on the Closing Date as they relate to this Amendment, the Amended Agreement and the Tranche D Acquisition Term Notes.

  F. On or before the Fourth Amendment Effective Date Part 2, Company shall have delivered to Administrative Agent originally executed copies of the Company Guaranty and the Second Amended and Restated Guaranty, each in the form as annexed hereto.

  G. On or before the Fourth Amendment Effective Date Part 2, Company shall have received not less than $200,000,000 from the Additional Subordinated Indebtedness Refinancing that shall have been applied to prepay the Tranche C Loans in full and terminate the Tranche C Commitments.


                                          6
                       COMPANY'S REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender as of the date hereof, as of the Fourth Amendment Effective Date Part 1 and as of the Fourth Amendment Effective Date Part 2 that the following statements are true, correct and complete:

  A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the ``AMENDED AGREEMENT'').

  B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

  C. NO CONFLICT. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not
(i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or
(iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Fourth Amendment Effective Date Part 1 and disclosed in writing to Lenders.

  D. GOVERNMENTAL CONSENTS. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

  E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by Company and, when executed and delivered, this Amendment and the Amended Agreement will be the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

  F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

  G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

                                          7
                                    MISCELLANEOUS

  A.     REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN
DOCUMENTS.

         (i) On and after the Fourth Amendment Effective Date Part 1 and the Fourth Amendment Effective Date Part 2, as applicable, each reference in the Credit Agreement to ``this Agreement'', ``hereunder'', ``hereof'', ``herein'' or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the ``Credit Agreement'', ``thereunder'', ``thereof'' or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

         (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

  B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 9.3 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

  C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

  D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

  E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Sections 1, 2 and 3 hereof, the effectiveness of which are governed by Section 5 hereof) shall become effective upon the execution of a counterpart hereof by Company, Lenders, Syndication Agent, Distribution Agent and Administrative Agent and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.


                                       8
                      ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

         Each Guarantor hereby acknowledges that it has read this Amendment and consents to the terms thereof and the inclusion of the Tranche D Acquisition Term Loans and related obligations as obligations guarantied by such Guarantor pursuant to the Loan Documents and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor under the Guaranty and the other Loan Documents to which such Guarantor is a party shall not be impaired or affected and the Guaranty and such other Loan Documents are, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.


                     [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                             WORLD COLOR PRESS, INC.


                             By:  /s/ Jennifer Adams
                                  -------------------------
                                  Name: Jennifer Adams
                                  Title: Executive Vice President, Chief
                                         Legal and Administrative Officer


                             THE LANMAN COMPANIES, INC.


                             By:  /s/ Jennifer Adams
                                  -------------------------
                                  Name:
                                  Title:


                             LANMAN LITHOTECH, INC.


                             By:  /s/ Jennifer Adams
                                  -------------------------
                                  Name:
                                  Title:


                             CENTRAL FLORIDA PRESS, L.C.


                             By:  /s/ Jennifer Adams
                                  -------------------------
                                  Name:
                                  Title:


                             NORTHEAST GRAPHICS INC.


                             By:  /s/ Jennifer Adams
                                  -------------------------
                                  Name:
                                  Title:


                             THE WESSEL COMPANY, INC.


                             By:  /s/ Jennifer Adams
                                  -------------------------
                                  Name:
                                  Title:

                             IMAGE TECHNOLOGIES, INC.


                             By:  /s/ Jennifer Adams
                                  -------------------------
                                  Name:
                                  Title:


                             SHEA COMMUNICATIONS COMPANY


                             By:  /s/ Jennifer Adams
                                  -------------------------
                                  Name:
                                  Title:


                             KRUEGER ACQUISITION CORPORATION


                             By:  /s/ Jennifer Adams
                                  -------------------------
                                  Name:
                                  Title:


                             KRI, INC.


                             By:  /s/ Jennifer Adams
                                  -------------------------
                                  Name:
                                  Title:


                             RAI, INC.


                             By:  /s/ Jennifer Adams
                                  -------------------------
                                  Name:
                                  Title:

                             BCK 140 PARTNERSHIP

                             By:  WORLD COLOR PRESS, INC.,
                                  its General Partner


                             By:  /s/ Jennifer Adams
                                  -------------------------
                                  Name:
                                  Title:

                             By:  THE LANMAN COMPANIES, INC., its General
                                  Partner

                             By:  /s/ Jennifer Adams
                                  -------------------------
                                  Name:
                                  Title:


                             WORLD COLOR BOOK SERVICES, INC.


                             By:  /s/ Jennifer Adams
                                  -------------------------
                                  Name:
                                  Title:


                             THE JOHNSON & HARDIN CO.


                             By:  /s/ Jennifer Adams
                                  -------------------------
                                  Name:
                                  Title:



                             JOHNSON & HARDIN ENTERPRISES,
                             INC.


                             By:  /s/ Jennifer Adams
                                  -------------------------
                                  Name:
                                  Title:

                             BANKERS TRUST COMPANY,
                             individually as a Lender and
                             as Administrative Agent and as
                             Collateral Agent


                             By:  /s/ Mary Jo Jolly
                                  -------------------------
                                  Name: Mary Jo Jolly
                                  Title: Assistant Vice President


                             BANK OF AMERICA NT & SA,
                             as a Lender


                             By:  /s/ John Pocalyko
                                  -------------------------
                                  Name: John Pocalyko
                                  Title:


                             CITIBANK, N.A.,
                             as a Lender


                             By:  /s/ Charles Foster
                                  -------------------------
                                  Name: Charles Foster
                                  Title: Vice President & Attorney-in-Fact


                             ABN AMRO BANK, NV, NEW YORK BRANCH, as Lender

                             By:  ABN Amro North America,
                                  Inc.,
                                  as Agent

                                  By:  /s/ Frances Or Logan
                                       -------------------------
                                       Name: Frances Or Logan
                                       Title: Group Vice President


                                   By: /s/ R. Scott Boris
                                       -------------------------
                                       Name: R. Scott Boris
                                       Title: AVP

                             BANK OF MONTREAL,
                             as Lender


                             By:  /s/ Richard McClorey
                                  -------------------------
                                  Name: Richard McClorey
                                  Title: Director

                             THE BANK OF NOVA SCOTIA
                             as Lender


                             By:  /s/ J. Alan Edwards
                                  -------------------------
                                  Name: J. Alan Edwards
                                  Title: Authorized Signatory


                             BANK OF SCOTLAND,
                             as Lender


                             By:  /s/ Annie Chin Tat
                                  -------------------------
                                  Name: Annie Chin Tat
                                  Title: Vice President


                             BANK OF TOKYO - MITSUBISHI TRUST COMPANY, as
                             Lender


                             By:  /s/ Peter Stearn
                                  -------------------------
                                  Name: Peter J. Stearn
                                  Title: Assistant Vice President


                             BANQUE PARIBAS,
                             as Lender


                             By:  /s/ John J. McCormick, III
                                  --------------------------
                                  Name: John J. McCormick, III
                                  Title: Vice President

                             By:  /s/ Mary Finnegan
                                  -------------------------
                                  Name: Mary Finnegan
                                  Title: Director


                             CIBC, INC., as Lender


                             By:  /s/ Timothy E. Doyle
                                  -------------------------
                                  Name: Timothy E. Doyle
                                  Title: Managing Director CIBC Wood Gundy
                                         Securities Corp., as Agent

                             FLEET NATIONAL BANK,
                             as Lender


                             By:  /s/ Jeff Lynch
                                  -------------------------
                                  Name: Jeff Lynch
                                  Title: Vice President


                             THE FUJI BANK, LIMITED, NEW YORK BRANCH, as Lender


                             By:  /s/ Teiji Teramoto
                                  -------------------------
                                  Name: Teiji Teramoto
                                  Title: Vice President & Manager


                             THE INDUSTRIAL BANK OF JAPAN, LTD., as Lender


                             By:  /s/ Takuya Houjo
                                  -------------------------
                                  Name: Takuya Houjo
                                  Title: Senior Vice President


                             THE LONG-TERM CREDIT BANK OF JAPAN, LTD.
                             CHICAGO BRANCH,
                             as Lender


                             By:  /s/ Mark A. Thompson
                                  -------------------------
                                  Name: Mark A. Thompson
                                  Title: Senior Vice President &
                                         Team Leader


                             PNC BANK, KENTUCKY, INC.,
                             as Lender


                             By:  /s/ Ralph A. Phillips
                                  -------------------------
                                  Name: Ralph A. Phillips
                                  Title: Vice President

                             THE SANWA BANK, LIMITED,
                             as Lender


                             By:  /s/ Dominic J. Sorrasso
                                  -------------------------
                                  Name: Dominic J. Sorrasso
                                  Title: Vice President


                             BANKBOSTON, N.A. (formerly know as The First
                             National Bank of Boston), as Lender


                             By:  /s/ Julie V. Jalelian
                                  -------------------------
                                  Name: Julie V. Jalelian
                                  Title: Vice President

                             CREDIT SUISSE FIRST BOSTON
                             (formerly known as Credit
                             Suisse), as Lender


                             By:  /s/ Chris T. Horgan
                                  -------------------------
                                  Name: Chris T. Horgan
                                  Title: Vice President


                             By:  /s/ Daniel R. Wenger
                                  -------------------------
                                  Name: Daniel R. Wenger
                                  Title: Associate


                             THE DAI-ICHI KANGYO BANK, LTD.,
                             as Lender


                             By:  /s/ Stephanie R. Rogers
                                  -------------------------
                                  Name: Stephanie R. Rogers
                                  Title: Vice President


                             DRESDNER BANK AG, NEW YORK AND GRAND
                             CAYMAN BRANCHES,
                             as Lender


                             By:  /s/ William E. Lambert
                                  -------------------------
                                  Name: William E. Lambert
                                  Title: Assistant Vice President

                             By:  /s/ Brian Haughney
                                  -------------------------
                                  Name: Brian Haughney

                                  Title: Assistant Treasurer


                             THE SAKURA BANK, LIMITED, as
                             Lender


                             By:  /s/ Yoshikazu Nagura
                                  -------------------------
                                  Name: Yoshikazu Nagura
                                  Title: Vice President


                             THE SUMITOMO BANK, LIMITED, NEW YORK
                             BRANCH, as Lender


                             By:  /s/ John C. Kissinger
                                  -------------------------
                                  Name: John C. Kissinger
                                  Title: Joint General Manager


                             THE SUMITOMO TRUST & BANKING CO., LTD.,
                             NEW YORK BRANCH, as Lender


                             By:  /s/ Suraj P. Bhatia
                                  -------------------------
                                  Name: Suraj P. Bhatia
                                  Title: Senior Vice President
                                         Manager, Corporate Finance Dept.


                             THE YASUDA TRUST AND BANKING CO., LTD.,
                             NEW YORK BRANCH, as Lender


                             By:  /s/ Rohn M. Laudenschlacer
                                  --------------------------
                                  Name: Rohn M. Laudenschlacer
                                  Title: Senior Vice President



                             THE TOKAI BANK, LTD., NEW YORK BRANCH,
                             as Lender


                             By:  /s/ Karou Oda
                                  -------------------------
                                  Name: Karou Oda
                                  Title: Associate General Manager

                             MERITA BANK LTD NEW YORK BRANCH
                             as Lender


                             By:  /s/ Eric I. Mann
                                  -------------------------
                                  Name: Eric I. Mann
                                  Title: Vice President

                             By:  /s/ Frank Maffei
                                  -------------------------
                                  Name: Frank Maffei
                                  Title: Vice President


                             BAYERISCHE VEREINSBANK AG, NEW YORK
                             BRANCH, as Lender


                             By:  /s/ Ralf Enke
                                  -------------------------
                                  Name: Ralf Enke
                                  Title:


                             By:  /s/ Sylvia Chong
                                  -------------------------
                                  Name: Sylvia Chong
                                  Title:


                             THE BANK OF NEW YORK,
                             as Lender


                             By:  /s/ William G. C. Dakin
                                  -------------------------
                                  Name: William G. C. Dakin
                                  Title: Vice President




                             FIRST UNION NATIONAL BANK,
                             as Lender


                             By:  /s/ Michael R. Chalian
                                  -------------------------
                                  Name: Michael R. Chalian
                                  Title: Senior Vice President

                             GIROCREDIT BANK
                             AKTIENGESELLSCHAFT DER SPARKASSEN,
                             GRAND CAYMAN ISLAND BRANCH, as Lender


                             By:  /s/ John Redding
                                  -------------------------
                                  Name: John Redding
                                  Title: Vice President


                             By:  /s/ John Rannion
                                  -------------------------
                                  Name: John Rannion
                                  Title: FVP

                             BANK LEUMI TRUST COMPANY NEW
                             YORK, as Lender


                             By:  /s/ Gloria Bucher
                                  -------------------------
                                  Name: Gloria Bucher
                                  Title: Vice President


                             CAISSE NATIONALE DE CREDIT
                             AGRICOLE, as Lender


                             By:  /s/ John McCloskey
                                  -------------------------
                                  Name: John McCloskey
                                  Title: Vice President



                             GOLDMAN SACHS CREDIT PARTNERS
                             L.P., as Lender


                             By:  /s/ Stephen J. McGuinness
                                  -------------------------
                                  Name: Stephen J. McGuinness
                                  Title: Authorized Signatory

                             LEHMAN COMMERCIAL PAPER INC.,
                             as Lender


                             By:  /s/ Michelle Swanson
                                  -------------------------
                                  Name: Michelle Swanson
                                  Title: Authorized Signatory



                             MORGAN STANLEY SENIOR FUNDING, INC.,
                             as Lender


                             By:  /s/ Michael T. McLaughlin
                                  -------------------------
                                  Name: Michael T. McLaughlin
                                  Title: Vice President



                             THE TOYO TRUST AND BANKING CO.
                             LTD.,
                             as Lender


                             By:  /s/ Takashi Mikumo
                                  -------------------------
                                  Name: Takashi Mikumo
                                  Title: Vice President

                             ALLIED IRISH BANKS PLC, CAYMAN
                             ISLANDS BRANCH,
                             as Lender


                             By:  /s/ Marcia Meeker
                                  -------------------------
                                  Name: Marcia Meeker
                                  Title: Vice President


                             By:  /s/ W. J. Strickland
                                  -------------------------
                                  Name: W. J. Strickland
                                  Title:



                             GULF INTERNATIONAL BANK B.S.C.,
                             as Lender


                             By:  /s/ Thomas E. Fitzherbert
                                  -------------------------
                                  Name: Thomas E. Fitzherbert
                                  Title: Vice President


                             By:  /s/ Issa N. Baconi
                                  -------------------------
                                  Name: Issa N. Baconi
                                  Title: Senior Vice President &
                                         Branch Manager


                             THE MITSUI TRUST AND BANKING
                             COMPANY, LIMITED,
                             as Lender


                             By:  /s/ Eiichi Akama
                                  -------------------------
                                  Name: Eiichi Akama
                                  Title: Vice President